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                                                                   Exhibit 10.31

                            SUBSTITUTED AND RESTATED
                                 REVOLVING NOTE


$25,000,000.00                                               ORIGINALLY EXECUTED
                                                               NOVEMBER 27, 1996
                                                        SUBSTITUTED AND RESTATED
                                                                  AUGUST 1, 1997

         FOR VALUE RECEIVED, each of the undersigned, (collectively, the "BORROWERS") jointly and severally promises to pay to the order of BT COMMERCIAL CORPORATION, a Delaware corporation, in its capacity as "AGENT" for the "LENDERS" (as each such term is defined in the Credit Agreement referred to below), at c/o BT Commercial Corporation, as Agent, 233 South Wacker Drive, 84th Floor, Chicago, Illinois 60606 (the "AGENT'S OFFICE") in lawful money of the United States of America and in immediately available funds, the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or such lesser amount as may then constitute the unpaid aggregate principal amount of the Revolving Loans made by the Lenders, on the Expiration Date or such earlier date as this Revolving Note may become due in accordance with the terms of the Credit Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

         Each of the Borrowers further agrees to pay, on a joint and several basis, interest at the Agent's Office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in and calculated pursuant to ARTICLE 4 of the Credit Agreement.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         It is expressly understood and agreed by each of the Borrowers that this Revolving Note (A) is given in substitution for, and not in payment of that certain Revolving Note dated November 27, 1996, in the original principal amount of up to $25,000,000.00 (the "ORIGINAL NOTE"), executed by each of the Borrowers and payable to BT Commercial Corporation, in its individual capacity, and (B) is in no way intended to constitute a novation of the Original Note.

         This Revolving Note is one of the Revolving Notes referred to in and executed and delivered pursuant to that certain Credit Agreement dated as of November 27, 1996 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), among the Borrowers, Hawk Corporation, a Delaware corporation, as borrowing agent for the Borrowers, the Agent and the Lenders, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loans evidenced hereby are to be


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made and repaid.

         This Revolving Note is secured by certain Collateral Documents. Reference is made to such Collateral Documents and to the Credit Agreement for the terms and conditions governing the Collateral which secures the Obligations.

         Each Borrower (and each endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

                  IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed and delivered by such Borrower's duly authorized officer as of the date first set forth above.


                                 FRICTION PRODUCTS CO.,
                                 an Ohio corporation

                                 HAWK BRAKE, INC.,
                                 an Ohio corporation

                                 HELSEL, INC.,
                                 a Delaware corporation

                                 HUTCHINSON PRODUCTS CORPORATION,
                                 a Delaware corporation

                                 LOGAN METAL STAMPINGS, INC.,
                                 an Ohio corporation

                                 S.K. WELLMAN HOLDINGS, INC.,
                                 a Delaware corporation

                                 S.K. WELLMAN CORP.,
                                 a Delaware corporation

                                 SINTERLOY CORPORATION,
                                 a Delaware corporation

                                 WELLMAN FRICTION PRODUCTS U.K. CORP.,
                                 a Delaware corporation



                                 By: /s/ Thomas A. Gilbride
                                     ------------------------------------
                                     Thomas A. Gilbride
                                     Vice President - Finance